EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Units, of EnLink Midstream Partners, LP, and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date: January 19, 2016

The Goldman Sachs Group, Inc.

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

Goldman, Sachs & Co.

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street International Infrastructure Partners III, L.P. By: Broad Street Infrastructure Advisors III, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street European Infrastructure Partners III, L.P. By: Broad Street Infrastructure Advisors III, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street Global Infrastructure Partners III, L.P. By: Broad Street Infrastructure Advisors III, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

Broad Street Principal Investments, L.L.C. By: Goldman, Sachs & Co. its Manager

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street Energy Partners Offshore – B AIV-1, L.P. By: Broad Street Energy Advisors AIV-1, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street Energy Partners AIV-1, L.P. By: Broad Street Energy Advisors, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street Energy Partners Offshore AIV-1, L.P. By: Broad Street Energy Advisors AIV-1, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

West Street Energy Partners Offshore Holding – B AIV-1, L.P. By: Broad Street Energy Advisors AIV-1, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

WSIP Egypt Holdings, LP By: Broad Street Infrastructure Advisors III, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

WSEP Egypt Holdings, LP By: Broad Street Energy Advisors AIV-1, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

Broad Street Infrastructure Advisors III, L.L.C.

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

Broad Street Energy Advisors AIV-1, L.L.C.

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact

Broad Street Energy Advisors, L.L.C.

By:	/s/ Yvette Kosic
Name:	Yvette Kosic
Title:	Attorney in Fact